SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                              ------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event
                reported)       August 15, 1996
                         -----------------------------

               GS Mortgage Securities Corporation II
                 (as Seller under the Pooling and
          Servicing Agreement dated as of March 1, 1996,
         providing for the issuance of Commercial Mortgage
            Pass-Through Certificates, Series 1996-PL)




               GS Mortgage Securities Corporation II
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        (Exact Name of Registrant as Specified in Charter)



          Delaware           33-99774            22-3442024
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      (State or Other       (Commission         (IRS Employer
       Jurisdiction of     File Number)      Identification No.)
       Incorporation)


85 Broad Street
New York, New York                                  10004
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(Address of Principal Executive Offices)         (Zip Code)



Registrant's telephone
number including area code              (212)902-1000
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Item 7.    Financial Statements, Pro Forma Financial Information
           and Exhibits


(c) Exhibits.

           Attached as exhibits are the following monthly reports made available by State Street Bank and Trust Company, the Trustee, for the August 15, 1996 distribution date.


           Exhibit 1.     Trustee Payment Statement to
                        Certificateholders

           Exhibit 2.     Mortgage Loan Characteristics Reports



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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          GS Mortgage Securities Corporation II
                           (Registrant)


                          By:  State Street Bank and Trust Company
                               as Trustee for GS Mortgage
                               Securities Corporation II




Date:  August 15, 1996    By:    /s/ James H. Byrnes
                             ----------------------------------
                             Name:   James H. Byrnes
                             Title:  Assistant Vice President




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                          EXHIBIT INDEX




The following exhibits are being filed herewith:


EXHIBIT NO.     DESCRIPTION
- -----------     -----------

    1.          Trustee Payment Statement to Certificateholders

    2.          Mortgage Loan Characteristics Reports



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